                                                                      Exhibit 23



                   Consent of Independent Public Accountants
                   -----------------------------------------


As independent public accountants, we hereby consent to the incorporation of our reports included in and incorporated by reference in this Form 10-K, into the Company's previously filed Registration Statements File No.'s 333-18979, 33-38488, 33-78868, 33-89214 and 33-65443.



                                                             ARTHUR ANDERSEN LLP



Cincinnati, Ohio
December 26, 1997